THE SECURITIES EVIDENCED OR CONSTITUTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE REGISTRATION PROVISIONS OF SAID ACT AND APPLICABLE STATE SECURITIES LAWS HAVE BEEN COMPLIED WITH OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.



No. 7                                                            11,131 Warrants







                        Warrant to Purchase Common Stock

                             CareMatrix Corporation

     This Warrant Certificate certifies that Health Care REIT, Inc., or registered assigns, is the registered holder of 11,131 Warrants (the "Warrants") to purchase Common Stock, $.05 par value per share (the "Common Stock"), of CareMatrix Corporation, a Delaware corporation (the "Company"). Each Warrant entitles the holder to receive from the Company upon exercise one fully paid and nonassessable share of Common Stock (a "Warrant Share") at the initial exercise price of $16.55 (the "Exercise Price") upon surrender of this Warrant Certificate and payment of the Exercise Price at the principal offices of the Company at 197 First Avenue, Needham, Massachusetts 02194, subject to the conditions set forth herein and in the Warrant Agreement referred to herein.

     This Warrant Certificate is being issued by the Company in connection with lease financing by Health Care REIT, Inc. in the amount of $14,350,000 to Chancellor of Ellicott, Inc., an affiliate of the Company owned primarily by Abraham D. Gosman (the "Lease Financing").

     The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued or to be issued pursuant to a Warrant Agreement dated as of November 10, 1993 (the "Warrant Agreement"), duly executed and delivered by the Company, then named The Standish Care Company, which Warrant Agreement as in effect on the date of issuance hereof is hereby incorporated by reference in and made part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

     The holder of Warrants evidenced by this Warrant Certificate may exercise them in whole or in part by surrendering this Warrant Certificate, with the form of election to purchase hereon properly completed and executed together with payment of the Exercise Price in cash, at the office of the Company designated for such purpose before 5:30 p.m., Boston time, on August ___, 2002, subject to extension as provided in the Warrant Agreement.

     The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Common

Stock issuable upon the exercise of each Warrant shall also be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

     The holders of the Warrants are entitled to certain registration and sale rights with respect to the Warrants and the Warrant Shares. Said rights are set forth in the Warrant Agreement.

     Warrant Certificates, when surrendered at the office of the Company by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

     Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Company a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

     The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights as a stockholder of the Company.

     IN WITNESS WHEREOF, CareMatrix Corporation has caused this Warrant Certificate to be signed by its President and by its Secretary as of the date indicated below.


Dated:                                          CAREMATRIX CORPORATION



Original Date of Issuance:                      By ____________________________
(Reissued Certificates Only)                               President



                                                By ____________________________
                                                           Secretary